EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

        As independent public accountants, we hereby consent to the use of our reports dated February 23, 1996 on the financial statements of Callon Petroleum Company, and to all references to our Firm, included in or made a part of this Registration Statement on Form S-1 of Callon Petroleum Company.

                                            ARTHUR ANDERSEN LLP

November 5, 1996